Exhibit 10

INDEPENDENT AUDITORS’ CONSENT

Merrill Lynch Americas Income Fund, Inc.:

We consent to the incorporation by reference in this Post-Effective Amendment No. 10 to Registration Statement No. 33-64398 of our report dated February 11, 2000 appearing in the annual report to shareholders of Merrill Lynch Americas Income Fund, Inc. for the year ended December 31, 1999, and to the reference to us under the caption “Financial Highlights” in the Prospectus, which is a part of such Registration Statement.

/s/ Deloitte & Touche LLP Deloitte & Touche LLP Princeton, New Jersey June 21, 2000